PAGE 1
KEYSTONE FUND OF THE AMERICAS
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES OF NORTH AMERICA AND LATIN AMERICA.

Dear Shareholder:

We are pleased to report to you on the activities of Keystone Fund of the Americas for the six-month period ended April 30, 1997.

PERFORMANCE

For the fiscal periods which ended April 30, 1997, your Fund successfully met its objective of growth of capital with the following investment returns:
  Class A shares returned 25.71% for six months and 32.76% for twelve months. Class B shares returned 25.28% for six months and 31.65% for twelve months. Class C shares returned 25.25% for six months and 31.75% for twelve months. We believe the strong performance reflected the significant investment opportunities in Latin America during the period along with a favorable selection of countries and securities in the portfolio. The benchmark, the unmanaged Morgan Stanley Capital World Index (MSCI), returned 10.34% for the period. MSCI is not necessarily comprised of the same securities in which your Fund invests.

IDEAL CLIMATE

The six-month period presented a continuation of favorable economic conditions in Latin America, confirming our earlier expectations. Virtually the whole region was thriving. Other than Venezuela, whose stock market was flat during the first four months of 1997, the weakest market was Mexico with a rate of growth of 10.59%. Argentina's market appreciation was about 11.28% and Brazil's was 38.63%. In Mexico, the economic recovery moved forward at a steady pace. In addition, some second-tier markets, such as Peru and Colombia, where your Fund has investments, began turning around. Even the watchful bond rating agencies gave their vote of confidence to the region by raising the rating of Argentinian and Brazilian bonds.

EXCELLENT VALUE

In our view, the economic progress in the region was spurred by a combination of three dominant market forces.
  First, attractive valuations. Latin American stocks offer growth opportunities at a fraction of the price that U.S. investors pay at home.
  Second, interest rates and inflation have fallen throughout the region. That means consumers have more purchasing power and can afford to buy more goods and services.
  Third, the trend toward privatizations and restructurings, which has been instrumental in lifting Latin America out of disfavor over the past several years, has continued full-force and become firmly entrenched in the region. Government administrative reforms and reforms in labor laws are taking place in Venezuela, Argentina and Brazil. Private pension funds, which now manage billions of dollars, and are growing rapidly, are adding liquidity to the markets, because so many people are investing in these funds. In Brazil, we see an opportunity for increased flows to the equity markets as local pension funds begin placing more emphasis on equities and less on fixed-income assets, which now make up about 90% of their holdings.

FUND TO INVEST MORE IN LATIN AMERICA

As you may know, the Fund's mandate has been to invest at least 20% of net assets in U.S. equities. However, that restriction has been relaxed and the Fund now has authority to invest up to 100% of the portfolio in Latin American

                                 -- CONTINUED--

PAGE 2
KEYSTONE FUND OF THE AMERICAS

securities. This change is intended to give the Fund a clearer charter. It also reflects Keystone's confidence in Latin America's markets. Our favorable outlook for the region is based on the solid fundamental changes and developments described above. Naturally, we are always vigilant in any emerging market. Your Fund has retained flexibility to shift investments into the U.S. markets, if conditions warrant.

OUTLOOK

We expect that economic growth in Latin America has the potential to accelerate in 1998. The privatizations and reforms that propelled Latin America's economic growth during the past two years should continue to drive the markets with increasing force in the foreseeable future. We believe that Latin American stocks will continue to offer attractive values relative to their earnings growth as the companies streamline operations and increase productivity under private managements. The demographic trends in the region are another force that is likely to feed the upward momentum in the coming years. For example, 60% of people in Brazil are below the age of 30. In Mexico, 50% of the population is below the age of 20. They are just beginning to enter the stage of life when they will need to buy cars, homes and appliances. Another source of new consumers is emerging as a result of the growing purchasing power in the region. For example, declining inflation in Brazil has lifted about 10% of the population out of poverty.
  Like any investment that offers a high potential for growth of capital, Latin America's equity markets can be volatile. We urge you to regard your holdings in the Fund as a long-term commitment. You can be assured that your money is professionally managed by proven experts who conduct extensive fundamental research on every single company they buy and who are thoroughly familiar with the countries in which they invest.

Sincerely,

(Signature of Albert H. Elfner, III appears here)
Albert H. Elfner, III
CHAIRMAN
KEYSTONE INVESTMENT MANAGEMENT COMPANY

(Signature of George S. Bissell appears here)
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

(Photo of Albert H. Elfner, III       (Photo of George S. Bissell
  appears here)                          appears here)

    ALBERT H. ELFNER, III             GEORGE S. BISSELL

June 1997

                               A Discussion With
                               Your Fund Managers

(Photo of Francis Claro    (Photo of Antonio Docal
  appears here)               apppears here)
    FRANCIS CLARO          ANTONIO DOCAL

   FRANCIS CLARO IS CO-PORTFOLIO MANAGER OF KEYSTONE FUND OF THE AMERICAS. HIS UNIQUE QUALIFICATIONS INCLUDE SENIOR-LEVEL RESPONSIBILITIES FOR PRIVATE EQUITY AND DEBT INVESTMENTS, AS WELL AS MANAGEMENT CONSULTING WORK IN LATIN AMERICA, AND ACQUISITION WORK FOR MAJOR INTERNATIONAL CORPORATIONS. MR. CLARO HAS BEEN A MEMBER OF KEYSTONE'S INTERNATIONAL TEAM SINCE 1994. HE HOLDS A BACHELOR'S DEGREE IN BUSINESS FROM ESADE IN BARCELONA, SPAIN, AN M.SC. FROM THE LONDON SCHOOL OF ECONOMICS, AND AN M.B.A. FROM HARVARD BUSINESS SCHOOL. SPANISH AND CATALAN ARE HIS PRIMARY
   LANGUAGES AND HE    IS ALSO FLUENT IN PORTUGUESE AND CONVERSANT IN FRENCH.

   ANTONIO DOCAL IS CO-PORTFOLIO MANAGER OF KEYSTONE FUND OF THE AMERICAS. AN INVESTMENT PROFESSIONAL WITH BROAD EXPERIENCE IN INTERNATIONAL TRADE AND MERGERS AND ACQUISITIONS FOR THE LATIN AMERICAN REGION, MR. DOCAL HAS BEEN A MEMBER OF KEYSTONE'S INTERNATIONAL TEAM SINCE 1994. HE RECEIVED A B.A. FROM TRINITY COLLEGE, AND AN MSM FROM THE SLOAN SCHOOL OF MANAGEMENT,
   M.I.T. SPANISH IS HIS FIRST LANGUAGE AND HE WAS            RAISED IN
                              MEXICO AND COLOMBIA.

   YOUR FUND'S INVESTMENT TEAM ALSO INCLUDES MAUREEN CULLINANE,    WHO
               OVERSEES THE U.S. EQUITY PORTION OF THE PORTFOLIO.

Q THE FUND GENERATED AN EXCELLENT PERFORMANCE FOR THE SIX-MONTH AND TWELVE-MONTH PERIODS ENDED APRIL 30, 1997. CAN YOU EXPLAIN THE REASONS?

A Latin America has become a very profitable market for equity investors. Equities in the region are undervalued and have very attractive prospects for continued earnings growth. The Fund's portfolio of carefully researched and strategically diversified securities has been well positioned to reap the rewards of the opportunities available.

Q ARE LATIN AMERICAN STOCKS UNDERVALUED, DESPITE THEIR RALLY?

A The main reason for the relatively low valuations is the strong earnings growth, which has been substantially higher than in other parts of the world, including emerging Asia and the U.S. For example, Latin American companies trade at prices 14 times the projected earnings, versus 18 times in Asia. We expect that companies in Brazil should post earnings growth greater than 30% for 1997, compared to about 8% in the U.S. and about 20% in Asia.

Q DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO DURING THE SIX-MONTH PERIOD?

A We made no major changes. We are still heavily weighted in Brazil's state sector and overweighted in Mexico and we see that progress toward privatization in

 FUND PROFILE

 OBJECTIVE: Seeks long-term growth of capital by investing in equity securities of North America and Latin America.

 COMMENCEMENT OF INVESTMENT OPERATIONS: November 1, 1993

 NUMBER OF COUNTRIES: 8

 NET ASSETS: $111.2 million

PAGE 4
KEYSTONE FUND OF THE AMERICAS

TOP 10 STOCK HOLDINGS

AS OF APRIL 30, 1997

                                                   PERCENTAGE OF
                      INDUSTRY                      NET ASSETS
Telecomunicacoes
  Brasileiras S.A.,
  (Brazil)            Telecommunications                    6.0%
Vale de Rio Doce
  Navegacao S.A.
  (CVRD)(Brazil)      Conglomerate                          4.8%
Centrais Electricas
  Brasileiras S.A.
  (Brazil)            Utilities                             4.5%
Companhia
  Energetica de
  Minas Gerais
  (Brazil)            Utilities                             4.0%
Telecomunicacoes de
  Sao Paulo S.A.
  (Brazil)            Telecommunications                    3.4%
Companhia
  Riograndense de
  Telecomunicacoes
  (Brazil)            Telecommunications                    3.0%
General Electric
  (U.S.)              Electrical                            2.7%
Warner-Lambert Co.
  (U.S.)              Pharmaceuticals                       2.3%
Fomento Economico
  (Mexico)            Food, Beverages & Tobacco             2.0%
Petroleo Brasiliero



Geographic Diversification

  S.A. (Brazil)       Oil Services                          2.0%

AS OF APRIL 30, 1997


(Map of North and South America appears here)

      Common and Preferred Stocks


UNITED STATES                   20.4%

LATIN AMERICA                   77.2%
  Brazil                        41.1%
  Mexico                        18.9%
  Argentina                      6.0%
  Chile                          4.2%
  Peru                           3.1%
  Colombia                       2.9%
  Venezuela                      1.0%
(Percentage of
  Net Assets)

the telecom area and other state sectors in Brazil has been moving forward. We increased somewhat our holdings in Brazil, Mexico, Chile and Argentina, and decreased positions in Peru and Colombia. We also added Venezuela to the portfolio, representing 1% of net assets. Going forward, we expect to reduce our weighting in U.S. stocks in favor of Latin American equities.

Q THE FUND HAD ONLY 6% OF NET ASSETS IN ARGENTINA, WHICH IS A FIRST-TIER ECONOMY. WHY?

A We were somewhat underweighted in Argentina, not because we disliked the market, but because we have been finding better equity opportunities elsewhere. Also, Argentina's securities markets tend to be closely correlated with the U.S. market, so our positions there do not enhance portfolio diversification as effectively as they might in other countries.

Q WERE YOU CONCERNED ABOUT THE APPARENT POLITICAL INSTABILITY IN MEXICO?

A Mexico does have problems, but they hurt its image in the world more than its viability as an investment market. As institutional investors, we watched Mexico's recovery and we saw continued progress. The economy grew 5.1% in the first quarter, a relatively strong broad-based growth. We expect inflation this year will be about 17%, about half of what it was in 1996. As Mexico approached major elections this year, the process appeared to be democratic and orderly. It reflects the overall direction of the country toward a pluralistic, democratic society. Even more important to us is that Mexico is approaching economic recovery the right way. The process is slow and for many people painful, but consistent.
  Unfortunately, positive developments tend to get second billing in the press and media to the more attention-grabbing political and drug scandals.

Q CAN YOU PROVIDE AN EXAMPLE OF A COMPANY OR COMPANIES THAT BEST ILLUSTRATES THE PROSPECTS FOR GROWTH IN LATIN AMERICA?

A Telebras, a Brazilian telecom company is an excellent example. Even though Brazil has one of the top ten largest economies in the world, Brazilian phone penetration is relatively low-- 9 per 100 people. If the government's privatization efforts continue, and we think they will, Telebras' prospects are very good. Telebras has experienced tremendous growth over the past year, which is reflected in its current stock price. In June 1996, the stock traded at $60; at the end of this six-month period it was selling for more than $110.
  Another good example is CVRD, one of the world's largest mining companies that was just privatized in Brazil. We're expecting to reap strong benefits from the private management. Among the participants of the shareholder group were a Brazilian steel company, Brazilian pension funds as well as NationsBank.
  Yet another good example is Femsa SA, a Mexico bottler of Coca-Cola and Dos Equis beer. This company has benefited from the rally in the Mexican economy since the currency crisis in 1994. For example, during the twelve months ended April 30, 1997, the stock appreciated 57.07%.

Q DO YOU INVEST PRIMARILY IN LARGE COMPANIES?

A Not necessarily. We also look for small, undiscovered companies with big potential. Knowing the region as well as we do is very helpful in these attempts. For example, we visited Embraer, a small Brazilian airline manufacturer under private management. The company has developed a regional commuter jet that we expect will become a significant player and a major competitor to Bombardier in that market. Continental Airlines has demonstrated its confidence in Embraer by ordering 200 planes, of which 25 are on firm order. Embraer has had two other successful products before, and has built some of the most widely used turboprop aircraft currently in use in the United States. So, although it's small, it has established a solid reputation in its market.
  Embraer is a good example of the type of research we can do by knowing the region and speaking the language. Most of these small, niche companies are not followed by mainstream analysts. And yet these companies represent some of the biggest potential for growth.

Q WHAT IS YOUR OUTLOOK FOR LATIN AMERICA?

A We are definitely bullish. We think the economies and corporate earnings in Latin America will continue to grow strongly, helping to fuel the underlying stock prices. This adds up to excellent stock picking opportunities and we think the Fund is well positioned for another strong year.

PAGE 6
KEYSTONE FUND OF THE AMERICAS

                            Your Fund's Performance

Growth of an investment in
Keystone Fund of the Americas Class A


            Initial       Reinvested
          Investment    Distributions
                 (In thousands)
11/93     $   9,524       $   9,524
 4/94         9,524           9,524
 4/95         8,952           9,250
 4/96        10,219          10,909
 4/97     $  13,210       $  14,484

Total Value: $14,484

A $10,000 investment in KEYSTONE FUND OF THE AMERICAS CLASS A made on November 1, 1993 with all distributions reinvested was worth $14,484 on April 30, 1997. Past performance is no guarantee of future results.



SIX-MONTH PERFORMANCE            AS OF APRIL 30, 1997

                                 CLASS A    CLASS B    CLASS C
Total returns*                    25.71 %    25.28 %    25.25 %
Net asset
  value    10/30/96              $11.13     $10.98     $10.99
                 4/30/97         $13.87     $13.66     $13.67
Dividends                        $ 0.10     $ 0.08     $ 0.08
Capital gains                      None       None       None

* BEFORE DEDUCTING SALES CHARGE.

[CAPTION]

   HISTORICAL RECORD                   AS OF APRIL 30, 1997
CUMULATIVE TOTAL RETURNS         CLASS A    CLASS B    CLASS C
1-year w/o sales charge           32.76 %    31.65 %    31.75%
1-year                            26.46 %    26.65 %    30.75%
3-year                            44.84 %    45.75 %    48.71%
Life of class                     44.84 %    45.31 %    48.41%

AVERAGE ANNUAL RETURNS
1-year w/o sales charge           32.76 %    31.65 %    31.75%
1-year                            26.46 %    26.65 %    30.75%
3-year                            13.14 %    13.38 %    14.14%
Life of Class                     11.17 %    11.27 %    11.95%

Class A, Class B, and Class C shares were introduced on November 1, 1993. Class A performance is reported at the current maximum front-end sales charge of 4.75%.
  Class B shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 5% CDSC.
  Class C shares are subject to a 1% contingent deferred sales charge for 12 months after the month purchased. One-year performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 1% CDSC.
  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.
  You may exchange your shares for another Evergreen Keystone fund by phone or in writing. You may also exchange funds through Evergreen Keystone Express Line. The Fund reserves the right to change or terminate the exchange offer.

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

                                                  MARKET
  SHARES                                          VALUE

EQUITIES (97.6%)
COMMON STOCKS (72.0%)
              ARGENTINA (6.0%)
              AUTOMOTIVE (0.2%)
     57,000   CIADEA S.A.                      $    228,023
              BEVERAGES & TOBACCO (0.1%)
     25,000   Nobleza Piccardo                      128,763
              DIVERSIFIED HOLDINGS (0.3%)
     97,000   Sociedad Comercial Del Plata          293,939
              ENERGY SOURCES (2.6%)
    221,100   Perez Companc S.A.                  1,793,300
     38,900   Yacimientos Petroliferos
                Fiscales S.A. (YPF), ADR          1,074,613
                                                  2,867,913
              FINANCE (0.2%)
     18,000   BCO Bansud S.A.                       249,325
              INVESTMENT COMPANIES (0.3%)
     65,291   CEI Citicorp Holdings S.A.            349,342
              UTILITIES (0.2%)
     18,100   Capex S.A.                            179,208
              TELECOMMUNICATIONS (2.1%)
     20,000   Telecom Argentina Stet - France
                Telecom S.A., ADR                 1,000,000
     41,300   Telefonica de Argentina S.A.,
                ADR                               1,373,225
                                                  2,373,225
              TOTAL ARGENTINA                     6,669,738
              BRAZIL (15.5%)
              TELECOMMUNICATIONS (9.0%)
  4,241,865   Telecomunicacoes de Minas Gerais      602,397
  1,050,000   Telecomunicacoes de Parana S.A.       693,079
  7,128,567   Telecomunicacoes de Sao Paulo
                S.A.                              1,974,013
     51,000   Telecomunicacoes Brasileiras
                S.A., ADR                         5,852,248
  7,600,000   Telecomunicacoes Brasileiras          818,242
                                                  9,939,979
              FOREST PRODUCTS/PAPER (0.4%)
     99,500   Papeles Nacionales, GDR               472,625
                                                  MARKET
  SHARES                                          VALUE
              UTILITIES (6.1%)
 11,000,000   Centrais Electricas Brasileiras
                S.A.                           $  4,975,082
  3,300,000   Companhia Forca e Luz
                Cataguazes-Leopoldina               512,051
  1,400,000   Light Participacoes S.A.              446,262
  2,070,000   Light Servicos de Eletricidade
                S.A.                                860,310
                                                  6,793,705
              TOTAL BRAZIL                       17,206,309
              CHILE (4.2%)
              CONTAINERS (0.2%)
      9,000   Cristalerias de Chile, ADR            209,250
              CONSTRUCTION & HOUSING (0.1%)
     11,400   Maderas Y Sinteticos S.A., ADR        182,400
              CHEMICALS (0.5%)
      9,300   Sociedad Quimica Y Minera Chile
                S.A. ADR                            551,025
              BEVERAGES-- WINE/SPIRITS (0.2%)
      6,600   Vina Concha y Toro, ADR               215,325
              INDUSTRIAL COMPONENTS (0.6%)
    159,968   Madeco                                429,560
      7,600   Madeco S.A., ADR                      208,050
                                                    637,610
              PAPER & PACKAGING (0.4%)
     49,254   Empresas CMPC S.A.                    505,531
              TELECOMMUNICATIONS (1.5%)
     68,760   Cia Telecomunicaciones de Chile
                S.A.                                536,687
     34,500   Cia Telecomunicaciones de Chile
                S.A., ADR                         1,116,938
                                                  1,653,625
              UTILITIES-- ELECTRIC (0.7%)
    450,000   Chilgener                             182,599
     17,950   Enersis S.A., ADR                     565,425
                                                    748,024
              TOTAL CHILE                         4,702,790
              COLOMBIA (2.9%)
              BANKING (1.9%)
    104,098   Banco de Bogota                       636,206
     52,500   Banco Ganadero S.A., ADR            1,450,313
                                                  2,086,519

PAGE 8
KEYSTONE FUND OF THE AMERICAS

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

                                                  MARKET
  SHARES                                          VALUE
              FOOD, BEVERAGES & TOBACCO (1.0%)
    144,127   Bavaria                          $  1,084,120
              TOTAL COLOMBIA                      3,170,639
              MEXICO (18.9%)
              BUILDING MATERIALS (2.8%)
    477,100   Cemex S.A. de C.V.                  1,747,135
     82,300   Tubos de Acero S.A., ADR            1,347,663
                                                  3,094,798
              BANKING (1.4%)
    491,000   Grupo Financiero Banamex            1,051,635
    499,750   Grupo Financiero Banorte              488,021
                                                  1,539,656
              FOOD, BEVERAGES & TOBACCO (2.9%)
    480,600   Fomento Economico Mexico            2,267,980
     34,000   Panamerican Beverages, Inc.,
                Class A, ADR                        986,000
                                                  3,253,980
              CONGLOMERATES (2.2%)
     46,056   Desc S.A. de CV, Class C, ADR
                (a)                               1,185,942
    225,000   Grupo Carso                         1,299,629
                                                  2,485,571
              CONSTRUCTION (1.8%)
    119,300   Bufete Industrial                     794,182
     28,000   Empresas ICA Sociedad
                Controladora S.A. de C.V., ADR      416,500
    157,800   Corp. Geo S.A. de C.V.                734,739
                                                  1,945,421
              DIVERSIFIED OPERATIONS (0.6%)
    130,000   Alfa S.A. de C.V.                     713,270
              FOOD/HOUSEHOLD PRODUCTS (2.5%)
    423,300   Grupo Industrial Maseca               413,365
    181,000   Grupo Industrial Bimbo              1,138,866
    347,400   Tablex S.A. de C.V.                 1,208,785
                                                  2,761,016
              METALS & MINING (1.4%)
    330,000   Industrias Penoles S.A. de C.V.     1,544,831
              FOREST PRODUCTS/PAPER (0.4%)
    720,000   Empaques Ponderosa S.A. de C.V.,
                Series B (a)                        452,124
                                                  MARKET
  SHARES                                          VALUE
              INDUSTRIAL COMPONENTS (0.7%)
     31,500   Hylsamex S.A. de C.V., ADR (b)   $    826,875
              RETAIL (1.1%)
    115,458   Cifra S.A. de C.V., A Shares          174,353
    694,000   Cifra S.A. de C.V., B Shares        1,065,475
                                                  1,239,828
              TELECOMMUNICATIONS (0.5%)
     12,500   Telefonos de Mexico S.A., ADR         515,625
              WHOLESALE DISTRIBUTOR (0.6%)
    110,000   Grupo Casa Autrey S.A. de C.V.        192,135
     30,000   Grupo Casa Autrey S.A. de C.V.,
                ADR                                 521,250
                                                    713,385
              TOTAL MEXICO                       21,086,380
              PERU (3.1%)
              BANKING (0.4%)
     22,918   Credicorp Ltd.                        481,270
              GOLD MINING (2.0%)
     45,610   Minas Buenaventura                    494,608
    184,342   Minas Buenaventura, Class A         1,732,746
                                                  2,227,354
              MACHINERY & ENGINEERING (0.4%)
    208,505   Ferreyos S.A.                         203,420
     10,000   Ferreyos S.A., ADR (b)                197,500
                                                    400,920
              REAL ESTATE (0.3%)
    419,686   Inversiones Centenario                362,206
              TOTAL PERU                          3,471,750
              UNITED STATES (20.4%)
              AUTOMOTIVE (1.0%)
     22,000   Goodyear Tire & Rubber              1,157,750
              BANKING (1.8%)
     27,000   BankBoston Corp.                    1,964,250
              FOOD, BEVERAGES & TOBACCO (2.8%)
     35,000   Pepsico                             1,220,625
     48,000   Philip Morris Companies, Inc.       1,890,000
                                                  3,110,625
              CHEMICALS (1.7%)
     18,000   E.I DuPont DeNemours & Co.          1,910,250

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

                                                  MARKET
  SHARES                                          VALUE
              COMPUTER SOFTWARE (1.8%)
     16,000   Microsoft Corporation (a)        $  1,945,000
              ELECTRICAL (2.7%)
     27,000   General Electric Co.                2,993,625
              ELECTRONIC COMPONENTS (1.7%)
     53,000   EMC Corp. (a)                       1,927,875
              HEALTH & PERSONAL CARE (1.5%)
     28,000   Johnson & Johnson                   1,715,000
              MACHINERY (1.6%)
     20,000   Caterpillar, Inc.                   1,780,000
              OIL SERVICES (1.5%)
     35,000   BJ Services Co. (a)                 1,649,375
              PHARMACEUTICALS (2.3%)
     26,000   Warner-Lambert Co.                  2,548,000
              TOTAL UNITED STATES                22,701,750
              VENEZUELA (1.0%)
              TELECOMMUNICATIONS
     35,200   Campania Anonima Nacional
                Telefonos de Venezuela            1,056,000
              TOTAL COMMON STOCKS
                (COST-- $62,596,967)             80,065,356
PREFERRED STOCKS (25.6%)
              BRAZIL (25.6%)
              AIRCRAFT (0.1%)
  9,100,000   Empresa Brasileira de
                Aeronautica                         121,504
              AUTOMOTIVE (1.0%)
     58,000   Companhia Fabricadora de Pecas        599,906
  5,530,000   Freios Varga S.A.                     317,189
 46,900,000   Organizacao Sistemas Aplica
                (OSA) (a)                           242,548
                                                  1,159,643
              BANKING (3.7%)
164,700,000   Banco Bradesco                      1,362,821
  3,110,000   Banco Itau S.A.                     1,681,476
 27,600,000   Uniao de Bancos Brasileiros S.A.    1,019,656
                                                  4,063,953
                                                  MARKET
  SHARES                                          VALUE
              BEVERAGES & TOBACCO (1.1%)
  1,838,235   Companhia Cervejaria Brahma S.A. $  1,250,553
              CONGLOMERATE (4.8%)
    207,800   Vale do Rio Doce Navegacao S.A.,
                A shares                          5,295,139
    207,800   Vale do Rio Doce Navegacao S.A.,
                B Shares                                  0
                                                  5,295,139
              OIL SERVICES (2.0%)
 10,700,000   Petroleo Brasiliero S.A.            2,248,660
              METALS & MINING (1.3%)
 22,760,000   Caemi Mineraco e Metalurgica
                S.A. (a)                          1,498,072
              TELECOMMUNICATIONS (7.2%)
  2,576,400   Companhia Riograndense de
                Telecomunicacoes                  3,367,368
  7,120,000   Telecomunicacoes de Rio de
                Janeiro S.A.                      1,184,993
  4,300,000   Telecomunicacoes de Minas Gerais      684,927
  1,280,000   Telecomunicacoes de Parana S.A.       878,608
  6,510,000   Telecomunicacoes de Sao Paulo
                S.A.                              1,848,632
                                                  7,964,528
              UTILITIES (4.4%)
     19,176   Companhia Forca e Luz
                Cataguazes-Leopoldina                 2,705
 96,300,000   Companhia Energetica de Minas
                Gerais                            4,390,773
  2,230,000   Electricidade de Sao Paulo S.A.       447,677
                                                  4,841,155
              TOTAL BRAZIL                       28,443,207
              TOTAL PREFERRED STOCKS
                (COST-- $22,020,368)             28,443,207
              TOTAL EQUITIES
                (COST-- $84,617,335)            108,508,563

PAGE 10
KEYSTONE FUND OF THE AMERICAS

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

                                                                       INTEREST     MATURITY        PAR           MARKET
                                                                         RATE         DATE         VALUE          VALUE

FOREIGN DENOMINATED FIXED INCOME (0.1%)
            BRAZIL
            MERCHANDISING (0.1%)
            Mesbla S.A. (c)                                             13.250%    11/01/1996    $  200,000    $    113,239
TOTAL FOREIGN DENOMINATED FIXED INCOME (COST-- $214,460)                                                            113,239

                                                                                                  MATURITY
                                                                                                   VALUE
REPURCHASE AGREEMENT (1.6%) (COST-- $1,734,000)
Keystone Joint Repurchase Agreement (Investments in repurchase agreements, in a joint trading
  account, purchased 04/30/97, 5.504%, maturing 5/1/97) (d)                                      $1,734,265       1,734,000
TOTAL INVESTMENTS (COST $86,565,795) (99.3%)                                                                    110,355,802
FOREIGN CURRENCY HOLDINGS (COST $29,707) (0.0%) (C)                                                                  29,659
OTHER ASSETS AND LIABILITIES-- NET (0.7%)                                                                           770,392
NET ASSETS (100%)                                                                                              $111,155,853

 (a) Non-income-producing securities.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Federal Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (c) Investments denominated in the local currency and/or foreign currency holdings of certain countries are considered illiquid due to foreign exchange restrictions of these markets.
(d) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at April 30, 1997.

LEGEND OF PORTFOLIO ABBREVIATIONS:
ADR-- American Depository Receipt
GDR-- Global Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  SIX MONTHS
                                                                                    ENDED
                                                                                APRIL 30, 1997       YEAR ENDED OCTOBER 31,
                                                                                 (UNAUDITED)       1996       1995       1994
NET ASSET VALUE BEGINNING OF PERIOD                                                  $11.13         $9.86     $10.55     $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                                  0.07          0.39       0.44       0.21
Net realized and unrealized gain (loss) on investments and foreign currency
  related transactions                                                                 2.77          1.24      (0.81)      0.50
Total from investment operations                                                       2.84          1.63      (0.37)      0.71
LESS DISTRIBUTIONS FROM:
Net investment income                                                                 (0.10)        (0.31)     (0.30)     (0.10)
In excess of net investment income                                                        0         (0.05)         0      (0.01)
Net realized gain on investments and foreign currency related transactions                0             0      (0.02)     (0.05)
Total distributions                                                                   (0.10)        (0.36)     (0.32)     (0.16)
NET ASSET VALUE END OF PERIOD                                                        $13.87        $11.13      $9.86     $10.55
TOTAL RETURN (A)                                                                      25.71%        16.74%     (3.35%)     7.21%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                                       1.86%(b)      1.83%      1.86%      1.79%
  Total expenses excluding indirectly paid expenses                                    1.85%(b)      1.81%      1.84%       N/A
  Net investment income                                                                0.77%(b)      3.05%      4.02%      2.45%
Portfolio turnover rate                                                                  37%          112%        57%       104%
Average commission rate paid                                                       $ 0.0003       $0.0005        N/A        N/A
NET ASSETS END OF PERIOD (THOUSANDS)                                                $12,887       $11,021    $14,333    $23,880

(a) Excluding applicable sales charges.

(b) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
KEYSTONE FUND OF THE AMERICAS

FINANCIAL HIGHLIGHTS-- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 SIX MONTHS
                                                                                   ENDED
                                                                               APRIL 30, 1997        YEAR ENDED OCTOBER 31,
                                                                                (UNAUDITED)       1996       1995        1994
NET ASSET VALUE BEGINNING OF PERIOD                                                 $10.98         $9.76     $10.49      $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                                    0          0.23       0.32        0.14
Net realized and unrealized gain (loss) on investments and foreign currency
  related transactions                                                                2.76          1.30      (0.75)       0.50
Total from investment operations                                                      2.76          1.53      (0.43)       0.64
LESS DISTRIBUTIONS FROM:
Net investment income                                                                (0.08)        (0.27)     (0.28)      (0.09)
In excess of net investment income                                                       0         (0.04)         0       (0.01)
Net realized gain on investments and foreign currency related transactions               0             0      (0.02)      (0.05)
Total distributions                                                                  (0.08)        (0.31)     (0.30)      (0.15)
NET ASSET VALUE END OF PERIOD                                                       $13.66        $10.98      $9.76      $10.49
TOTAL RETURN (A)                                                                     25.28%        15.82%     (4.00%)      6.48%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                                      2.62%(b)      2.59%      2.61%       2.54%
  Total expenses excluding indirectly paid expenses                                   2.61%(b)      2.58%      2.59%        N/A
  Net investment income                                                              (0.05%)(b)     2.30%      3.27%       1.70%
Portfolio turnover rate                                                                 37%          112%        57%        104%
Average commission rate paid                                                      $ 0.0003       $0.0005        N/A         N/A
NET ASSETS END OF PERIOD (THOUSANDS)                                               $86,915       $79,026    $97,165    $148,769

(a) Excluding applicable sales charges.

(b) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  SIX MONTHS
                                                                                    ENDED
                                                                                APRIL 30, 1997       YEAR ENDED OCTOBER 31,
                                                                                 (UNAUDITED)       1996       1995       1994
NET ASSET VALUE BEGINNING OF PERIOD                                                  $10.99         $9.77     $10.50     $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                                  0.01          0.23       0.32       0.14
Net realized and unrealized gain (loss) on investments and foreign currency
  related transactions                                                                 2.75          1.30      (0.75)      0.51
Total from investment operations                                                       2.76          1.53      (0.43)      0.65
LESS DISTRIBUTIONS FROM:
Net investment income                                                                 (0.08)        (0.27)     (0.28)     (0.09)
In excess of net investment income                                                        0         (0.04)         0      (0.01)
Net realized gain on investments and foreign currency related transactions                0             0      (0.02)     (0.05)
Total distributions                                                                   (0.08)        (0.31)     (0.30)     (0.15)
NET ASSET VALUE END OF PERIOD                                                        $13.67        $10.99      $9.77     $10.50
TOTAL RETURN (A)                                                                      25.25%        15.80%     (4.00%)     6.58%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                                       2.62%(b)      2.59%      2.61%      2.54%
  Total expenses excluding indirectly paid expenses                                    2.61%(b)      2.58%      2.59%       N/A
  Net investment income                                                                0.06%(b)      2.26%      3.27%      1.74%
Portfolio turnover rate                                                                  37%          112%        57%       104%
Average commission rate paid                                                       $ 0.0003       $0.0005        N/A        N/A
NET ASSETS END OF PERIOD (THOUSANDS)                                                $11,354        $8,791    $11,242    $17,740

(a) Excluding applicable sales charges.

(b) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 14
KEYSTONE FUND OF THE AMERICAS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

ASSETS:
 Investments at market value
   (identified cost-- $86,565,795)              $110,355,802
 Foreign currency holdings (identified
   cost-- $29,707)                                    29,659
 Cash                                                  2,852
 Dividends and interest receivable                   637,094
 Receivable for Fund shares sold                     478,133
 Prepaid expenses and other assets                    42,683
   Total assets                                  111,546,223
LIABILITIES:
 Payable for Fund shares redeemed                    128,510
 Payable for investments purchased                    97,898
 Distribution fees payable                            68,322
 Transfer agent fees payable                          41,015
 Professional fees payable                            22,134
 Payable for foreign taxes to be withheld              6,047
 Other accrued expenses                               26,444
   Total liabilities                                 390,370
NET ASSETS                                      $111,155,853
NET ASSETS REPRESENTED BY:
 Paid-in-capital                                $ 91,202,919
 Undistributed net investment income                 295,961
 Accumulated net realized loss on investments
   and foreign currency related transactions      (4,131,822)
 Net unrealized appreciation (depreciation) on
   investments and foreign currency related
   transactions                                   23,788,795
   Total net assets                             $111,155,853
NET ASSET VALUE PER SHARE
 CLASS A SHARES
   Net assets of $12,887,122 (division mark)
    929,301 shares outstanding                        $13.87
   Offering price per share ($13.87 (division mark)
     0.9525) (based on sales charge of 4.75% of the
     offering price at April 30, 1997)                $14.56
 CLASS B SHARES
   Net assets of $86,914,674 (division mark)
    6,360,554 shares outstanding                      $13.66
 CLASS C SHARES
   Net assets of $11,354,057 (division mark)
    830,709 shares outstanding                         $13.67

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
 Dividends (net of foreign
   withholding
   taxes of $21,254)                                $ 1,357,028
EXPENSES:
 Distribution Plan expenses            $481,906
 Management fee                         393,815
 Transfer agent fees                    234,234
 Custodian fees                         134,185
 Professional fees                       23,777
 Administrative service fee              15,972
 Trustees' fees and expenses              9,801
 Amortization of organization
   expense                                3,624
 Miscellaneous expenses                  40,137
   Total expenses                     1,337,451
   Less: Expenses paid indirectly        (6,559)
   Net expenses                                       1,330,892
 Net investment income                                   26,136
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS:
 Net realized gain on investments    13,095,925
 Net realized loss on foreign
   currency related transactions     (1,786,098)
 Net realized gain on investments
   and foreign currency related
   transactions                                      11,309,827
 Net change in unrealized
   appreciation (depreciation) on
   investments and foreign currency
   related transactions                              12,463,403
 Net realized and unrealized gain
   on investments and foreign
   currency related transactions                     23,773,230
 Net increase in net assets
   resulting from operations                        $23,799,366

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED
                                                                                        APRIL 30, 1997       YEAR ENDED
                                                                                         (UNAUDITED)      OCTOBER 31, 1996
OPERATIONS:
  Net investment income                                                                  $     26,136       $  2,640,542
  Net realized gain on investments and foreign currency related transactions               11,309,827          5,955,109
  Net change in unrealized appreciation (depreciation) on investments and foreign
     currency related transactions                                                         12,463,403          7,956,482
     Net increase in net assets resulting from operations                                  23,799,366         16,552,133
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
     Class A Shares                                                                           (91,845)          (361,523)
     Class B Shares                                                                          (569,802)        (2,175,018)
     Class C Shares                                                                           (62,177)          (231,347)
  In excess of net investment income
     Class A Shares                                                                                 0            (61,278)
     Class B Shares                                                                                 0           (368,664)
     Class C Shares                                                                                 0            (39,213)
     Total distributions to shareholders                                                     (723,824)        (3,237,043)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
     Class A Shares                                                                         2,157,956          1,884,412
     Class B Shares                                                                         8,145,846          7,991,078
     Class C Shares                                                                         1,701,627            709,458
  Payments for shares redeemed
     Class A Shares                                                                        (2,867,736)        (7,167,407)
     Class B Shares                                                                       (19,213,403)       (39,001,039)
     Class C Shares                                                                        (1,322,921)        (4,499,957)
  Net asset value of shares issued in reinvestment of distributions
     Class A Shares                                                                            82,042            382,390
     Class B Shares                                                                           502,887          2,248,867
     Class C Shares                                                                            54,852            236,280
     Net decrease in net assets resulting from capital share transactions                 (10,758,850)       (37,215,918)
     Total increase (decrease) in net assets                                               12,316,692        (23,900,828)
NET ASSETS:
  Beginning of period                                                                      98,839,161        122,739,989
  End of period [including undistributed net investment income of $295,961 and
     $993,649, respectively]                                                             $111,155,853       $ 98,839,161

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 16
KEYSTONE FUND OF THE AMERICAS

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Fund of the Americas (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers three classes of shares. The Fund's primary investment objective is long term growth of capital through investments in equity securities of North America (the United States and Canada) and Latin America (Mexico and countries in South and Central America.) As a secondary objective, the Fund seeks current income.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to the procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on investments and foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

F. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

G. DISTRIBUTIONS

The Fund distributes net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of losses for income tax purposes that have been recognized for financial statement purposes and treatment of foreign currency gains as ordinary income for tax purposes.

H. CLASS ALLOCATIONS

Class A shares are currently offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after January 1, 1997 will convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion features. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase.
  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

2. CAPITAL SHARE TRANSACTIONS

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

PAGE 18
KEYSTONE FUND OF THE AMERICAS

                                                 YEAR ENDED
                             SIX MONTHS ENDED    OCTOBER 31,
         CLASS A              APRIL 30, 1997        1996
Shares sold                        163,403           176,782
Shares redeemed                   (231,907)         (676,261)
Shares issued in
  reinvestment of
  distributions                      7,159            36,036
Net decrease                       (61,345)         (463,443)

CLASS B
Shares sold                        673,347           765,039
Shares redeemed                 (1,551,720)       (3,737,221)
Shares issued in
  reinvestment of
  distributions                     44,425           215,054
Net decrease                      (833,948)       (2,757,128)
CLASS C
Shares sold                        132,311            66,448
Shares redeemed                   (106,540)         (439,812)
Shares issued in
  reinvestment of
  distributions                      4,841            22,570
Net increase (decrease)             30,612          (350,794)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the six months ended April 30, 1997, were $39,306,087 and $53,120,157, respectively.

4. DISTRIBUTION PLANS

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated daily and paid monthly.
  On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.
  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.
  During the six months ended April 30, 1997, amounts paid to EKD or EKIS pursuant to the Fund's Class A, Class B and Class C Distribution Plans were $13,626, $419,494 and $48,786, respectively.
  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services that had been earned while the Distribution Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.
  At April 30, 1997, total unpaid distribution costs were $7,260,589 for Class B shares and $1,299,706 for Class C shares.
  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of the investment advisory and management agreement dated December 11, 1996, Keystone serves as Investment Adviser and Manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed daily and paid monthly. The management fee is calculated by applying percentage rates starting at 0.75% and declining as net assets increase to 0.45% per annum, to the average daily net asset value of the Fund.
  During the six months ended April 30, 1997, the Fund paid or accrued $15,972 to Keystone for certain accounting services. Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended April 30, 1997, the Fund incurred total custody fees of $134,185 and received a credit of $6,559 pursuant to this expense offset arrangement, resulting in a net custody expense of $127,626. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

PAGE 20
KEYSTONE FUND OF THE AMERICAS

ADDITIONAL INFORMATION (UNAUDITED)

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

1. TO ELECT THE FOLLOWING TRUSTEES:

                                  AFFIRMATIVE     WITHHELD
  Frederick Amling                   7,686,234      210,957
  Laurence B. Ashkin                 7,685,223      211,968
  Charles A. Austin III              7,688,664      208,527
  Foster Bam                         7,685,017      212,174
  George S. Bissell                  7,686,670      210,521
  Edwin D. Campbell                  7,686,800      210,391
  Charles F. Chapin                  7,687,261      209,930
  K. Dun Gifford                     7,688,298      208,893
  James S. Howell                    7,684,660      212,531
  Leroy Keith, Jr.                   7,688,864      208,327
  F. Ray Keyser                      7,686,028      211,163
  Gerald M. McDonnell                7,688,870      208,321
  Thomas L. McVerry                  7,688,870      208,321
  William Walt Pettit                7,688,870      208,321
  David M. Richardson                7,688,867      208,324
  Russell A. Salton, III M.D.        7,688,664      208,527
  Michael S. Scofield                7,688,870      208,321
  Richard J. Shima                   7,688,867      208,324
  Andrew J. Simons                   7,688,867      208,324

2. TO APPROVE AN INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND KEYSTONE INVESTMENT MANAGEMENT COMPANY:

  Affirmative             7,455,578
  Against                   127,603
  Abstain                   314,010

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



                                 KEYSTONE AMERICA
                                FAMILY OF FUNDS
                                       u
                                Balanced Fund II
                            California Tax Free Fund
                      Capital Preservation and Income Fund
                             Florida Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                     Global Resources and Development Fund
                           Government Securities Fund
                      Hartwell Emerging Growth Fund, Inc.
                          Intermediate Term Bond Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                             Strategic Income Fund
                              Tax Free Income Fund
                                World Bond Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.


                            Evergreen Keystone
                                  FUNDS

                      (Evergreen logo appears here)

                       P.O. Box 2121
                       Boston, Massachusetts 02106-2121

FOA-R REV01
6/97

                                    KEYSTONE

                              (Photo appears here)

                                   FUND OF THE
                                    AMERICAS

                               Evergreen Keystone
                                      FUNDS

                          (Evergreen logo appears here)

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 1997